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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT



                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): June 16, 1998



                        SODEXHO MARRIOTT SERVICES, INC.
            (Exact name of registrant as specified in its charter)



                                   Delaware
                           (State of incorporation)



        1-12188                                         52-0936594
  (Commission File No.)                   (I.R.S. Employer Identification No.)



                 10400 Fernwood Road, Bethesda, Maryland 20817
              (Address of principal executive offices) (Zip Code)



      Registrant's telephone number, including area code: (301) 380-3100
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[FN]

ITEM 5.    OTHER EVENTS.

        On June 16, 1998, Sodexho Marriott Services, Inc. (the "Company") named Michel Landel President of its Corporate Services Division, which provides outsourced services for nearly 2,000 accounts throughout the United States.
Mr. Landel currently serves as Executive Vice President of the Company. The Corporate Services Division represents approximately 30 percent of the Company's 1997 calendar year pro forma sales of $4.2 billion. Mr. Landel's appointment followed the resignation of Robert J. Jantzen, former President of the Corporate Services Division, who will leave the Company on June 30 for a position outside the industry.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(C)         EXHIBITS
            --------

Exhibit No.               Description of Exhibit
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    99(a)          News Release dated June 16.1998

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                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SODEXHO MARRIOTT SERVICES, INC.

Date   June 16, 1998                    By:   /s/ Robert A. Stern
    ----------------                       ----------------------
                                           Robert A. Stern
                                           Senior Vice President and
                                            General Counsel